UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 23, 2017

CAT9 Group Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55365	47-2912810
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Yudong Miaoshitai #46-9, Banan District, Chongqing, China

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86 023 6293 2061

(ISSUER TELEPHONE NUMBER)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On September 23, 2017, Chongqing CAT9 Industrial Co. Ltd, the operating subsidiary of CAT9 Group Inc. (the “Company”) entered into a Lease Agreement (the “Lease Agreement 1”) with Hangzhou Bomi Asset Management Co. Ltd. for 230 square meters of commercial office space, beginning on October 1, 2017 to December 31, 2019. The terms are for $15,390 RMB per month with a 5% increase in rent after 2 years. The Lease Agreement 1 is hereby referenced on this Current Report as exhibit 10.12.

On October 15, 2017, the Company entered into a Lease Agreement (the “Lease Agreement 2”) with Zhong Haibin, an individual for 400 square meters of commercial office space, beginning on October 15, 2017 to June 30, 2019. The Company and Mr. Zhong Haibin negotiated a term whereby no rent is payable and the Company is able to use the space until June 30, 2018 at which point in time, the Company has agreed to pay $10,000 RMB per month. The Lease Agreement 2 is hereby referenced on this Current Report as exhibit 10.14.

Additionally, on October 15, 2017, the Company entered into a Lease Agreement (the “Lease Agreement 3”) with Chongqing Xinweiyang Stone Co., Ltd. for 224.85 square meters of commercial office space beginning on October 25, 2017 to October 24, 2018. The terms are for $12,000 RMB per month with a 5% increase in rent if the Company wishes to renew for the following year. The Lease Agreement 3 is hereby referenced on this Current Report as exhibit 10.16.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d) Exhibits:

Exhibit No.	Document
10.12	Lease Agreement 1, dated September 23, 2017 (English Version)
10.13	Lease Agreement 1, dated September 23, 2017 (Chinese Version)
10.14	Lease Agreement 2, dated October 15, 2017 (English Version)
10.15	Lease Agreement 2, dated October 15, 2017 (Chinese Version)
10.16	Lease Agreement 3, dated October 15, 2017 (English Version)
10.17	Lease Agreement 3, dated October 15, 2017 (Chinese Version)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAT9 Group Inc.

By: /s/ Wenfa “Simon” Sun Wenfa “Simon” Sun. President, Chief Executive Officer, and Chairman of the Board of Directors
By: /s/ MeiHong “Sanya” Qian MeiHong “Sanya” Qian. Chief Financial Officer, Secretary

Date: November 17, 2017

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